Exhibit 10.4
      Consent, Assignment and Assumption Agreement (Wise Metals Co., Inc.)

                  CONSENT, ASSIGNMENT AND ASSUMPTION AGREEMENT

         Reference is made to the letter agreement dated October 28, 1998 between Reynolds Metals Company ("Reynolds") and Avalon-Borden Companies, Inc. (Avalon-Borden"), as amended by the letter agreements between Reynolds and Avalon-Borden dated November 2, 1998 and November 5, 1998 (as amended, the "Letter of Intent").

         Avalon-Borden, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign and transfer to Wise Alloys LLC effective as of the date hereof all of Avalon-Bordan's right, title and interest in and to the Letter of Intent, provided that Avalon-Borden shall remain bound by paragraphs 16, 17, 18, 21 and 22 of the Letter of Intent notwithstanding such assignment and transfer.

         Wise Alloys LLC for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assume and agree to discharge and perform when due, Avalon-Bordan's obligations under the Letter of Intent.

         Wise Metals Co., Inc. for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby agree to guarantee the obligations of Wise Alloys LLC under the Letter of Intent.

         Reynolds hereby consents to the assignment, assumption and guaranty referred to in the preceding three paragraphs.

         IN WITNESS WHEREOF, each of Avalon-Borden, Wise Alloys LLC, Wise Metals Co., Inc. and Reynolds has caused this Consent, Assignment and Assumption Agreement to be duly executed on its behalf as of December 9, 1988.

AVALON-BORDEN COMPANIES, INC.               WISE ALLOYS LLC.


By: /s/ MAURICE C. MITCHELL                 By: /s/ GEORGE P. STOE
    ------------------------                    ----------------------------
    Maurice C. Mitchell                         George P. Stoe
    President                                   Executive Vice President


WISE METALS CO., INC.                       REYNOLDS METALS COMPANY


By: /s/ GEORGE P. STOE                      By: /s/ JOHN B. KELZER
    ------------------------                    -----------------------------
    George P. Stoe                              John B. Kelzer
    Executive Vice President                    Vice President